UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 20, 2016

BMW VEHICLE OWNER TRUST 2016-A
(Exact Name of Issuing Entity as specified in Charter)

BMW FS SECURITIES LLC
(Exact Name of Depositor and Registrant as specified in Charter)

BMW FINANCIAL SERVICES NA, LLC
(Exact Name of Sponsor as specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-208642-01 333-208642	22-2013053
(Commission File Number)	(IRS Employer Identification No.)

300 Chestnut Ridge Road, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 307-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement.
On July 20, 2016, BMW FS Securities LLC transferred certain motor vehicle retail installment sales contracts (the “Receivables”) to BMW Vehicle Owner Trust 2016-A (the “Trust”).  The Trust granted a security interest in the Receivables to U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $329,000,000; (ii) Class A-2a Asset-Backed Notes in the aggregate original principal amount of $325,000,000; (iii) Class A-2b Asset-Backed Notes in the aggregate original principal amount of $125,000,000; (iv) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $356,000,000; and (v) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $115,000,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the Indenture, Amended and Restated Trust Agreement, Owner Trust Administration Agreement, Sale and Servicing Agreement, Receivables Purchase Agreements and Asset Representations Review Agreement (as listed below) executed in connection with the issuance of the Notes.
Item 9.01.   Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:
1.1*	Underwriting Agreement, dated July 12, 2016, among BMW Financial Services NA, LLC (“BMW FS”), BMW FS Securities LLC (the “Depositor”) and J.P. Morgan Securities LLC, on behalf of itself and as representative of the several underwriters named therein.
4.1	Indenture, dated as of July 20, 2016, between the Trust and the Indenture Trustee.
10.1	Amended and Restated Trust Agreement, dated as of July 20, 2016, between the Depositor and Wilmington Trust, National Association, as owner trustee.
10.2	Owner Trust Administration Agreement, dated as of July 20, 2016, among BMW FS, as administrator, the Trust and the Indenture Trustee.
10.3	Sale and Servicing Agreement, dated as of July 20, 2016, among the Depositor, BMW FS, as sponsor, servicer, administrator and custodian, the Trust and the Indenture Trustee.
10.4	Receivables Purchase Agreement, dated as of July 20, 2016, between the Depositor and BMW FS.
10.5	Receivables Purchase Agreement, dated as of July 20, 2016, between the Depositor and BMW Bank of North America.
10.6	Asset Representations Review Agreement, to be dated as of July 20, 2016, among the Trust, as issuer, BMW FS, as servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1*	Depositor Certification, dated July 12, 2016 for shelf offerings of asset-backed securities.

___________________
*  Previously filed on Form 8-K on July 14, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMW FS SECURITIES LLC

By:  BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Stefan Glebke
Name: Stefan Glebke
Title:   Treasurer

By: /s/ Ritu Chandy
Name: Ritu Chandy
Title:   Vice President – Finance & CFO

Dated: July 20, 2016